Exhibit 10.17

Enterprise Loan Contract

Zhujiang Rural Bank

Important Notes

In order to safeguard your interests, please read the following notes carefully before signing this contract:

I. You have the necessary legal knowledge related to the loan and guarantee.

II. You have read and understood all the terms of this contract and have given full attention to the contents to your rights and obligations.

III. You have ensured that the relevant certificates and materials submitted are authentic, lawful, and valid.

IV. You have confirmed that you have the right to sign this contract.

V. All terms hereof are true expressions of the will of both parties.

VI. Please use a pen to fill in the information required

Enterprise Loan Contract

Contract No.: 0200002202000152

Party A (borrower): Shenzhen Yangang Mingzhu Freight Industry Co., Ltd.

Address: Zone A, 27th Floor, Yantian Industry Service Center, No. 3018, Shayan Road, Shajiao Street, Yantian District, Shenzhen

Zip: 518000

Legal representative/person in charge: Jinlong Yang

Contact:

Telephone number:

Fax no. :

Party B (lender): Shenzhen Pingshan Zhujiang Rural Bank Co., Ltd.

Address: 32nd floor, 33rd floor and 165-166 shops, Block H, Liuhe Commercial Plaza, Pingshan Street, Pingshan district, Shenzhen

Zip: 518000

Legal representative/person in charge: Wu Bin

Contact: Kaiwen Zhu

Telephone number: *******

Fax no. :

In accordance with the contract law of the People’s Republic of China and other relevant laws and regulations, and based on the principles of voluntariness, equality, mutual benefit, and good faith, Party A and Party B have reached an agreement to conclude this contract through consultation.

Article 1 Loan amount and currency

The currency of loan under this contract is Renminbi, the amount is: (in words) three million yuan only.

Article 2 Purpose of loan

The loan under this contract is used for working capital, without written consent of Party B, Party A shall not change the purpose of the loan arbitrarily. The Party B has the right to examine, monitor the use of loan. The payment of loan is accepted to be controlled and managed by Party B.

The loan under this contract is not allowed to be use on fixed assets acquisition, investment in shares and prohibited filed and purposes of production and operation.

Article 3 Loan term

The term of loan under this contract is 12 months, from April 30, 2020 to April 29, 2021. The actual term of loan shall refer to the actual disbursement date and maturity date written in the receipt of loan.

Article 4 RMB loan interest rate

4.1 Interest rate

The interest rate under this contract shall be carried out in accordance with Article 4.1.1 below, and shall be converted according to the following formula: the monthly interest rate = annual interest rate / 12 and daily interest rate = annual interest rate / 360.

4.1.1 Fixed interest rate: 6.53% (annual interest rate). The above interest rate is calculated as follows: on the basis of 1-year LPR (optionally 1 year or 5-year period or more) on the working day before the last signatory of this contract is signed, add (optionally add / subtract) 248 base points. (LPR, that is, Loan Prime Rate, is the quoted interest rate in the loan market issued by the National Interbank lending Center; 1 basis point = 0.01%, the same below). Interest rates remain unchanged for the duration of the loan. If the interest rate specified in this contract is not in line with the interest rate calculated on the basis of the interest rate, the parties hereby confirm that the interest rate specified in this contract shall prevail. If the interest rate stated in the receipt of loan is not in line with the interest rate stated in this contract, the receipt of loan shall prevail.

4.1.2 Floating interest rate: The initial interest rate shall be calculated on the basis of        /          LPR (optionally 1 year or 5-year period or more) on the working day before the last signatory of this contract is signed,        /          (optionally add / subtract)       /          base points. The interest rate is then determined as follows: interest rate shall be adjusted on a monthly basis, and the borrowing rate for each period shall be subject to the corresponding LPR of the corresponding day of the first month of the period on the signing date of the final signatory of this contract (if there is no corresponding date in that month, the last day of that month shall be the corresponding day of interest rate adjustment) and the borrowing rate shall be determined in accordance with the above-mentioned interest rate calculation method.

4.2 The settlement of interest is determined as in the way of         /          below:

A. Settled and paid monthly, the interest payment date in accordance with the date of drawdown, last day of the month should be taken as interest payment date if the corresponding date of drawdown does not exist.

B. Settled and paid monthly, the interest payment date is the / day of every month, the last interest payment date is the date of maturity.

C. Settled and paid quarterly, the interest payment date is the / day of every month, the last interest payment date is the date of maturity.

If the last maturity of the loan is not on the settlement date and the interest payment date, the last maturity date of the loan is the interest settlement date and the interest payment date.

Article 5 Interest rates on foreign exchange loans

5.1 foreign exchange borrowing rate shall be determined in the following manner of         /          :

A. Fixed annual interest rate of                     %;

B. A         /          months term of         /          (LIBOR/ HIBOR) +         /          % spread of the floating rate, floating once        /          month. LIBOR (London Interbank Offered Rate) is the corresponding LIBOR rate shown on the “LIBOR=” page of the financial telecommunication terminal of Reuters (11:00 noon London time) two banking days before the beginning of each interest period. HIBOR (Hong Kong interbank offered rate) is the corresponding offered rate shown in the “HIBOR =” page of financial telecommunication terminal of Reuters (REUTRES) two banking days before the beginning of each interest period (11:00 noon Hong Kong time).

5.2 Interest on foreign exchange loan is calculated according to the actual calendar days used, that is, 365 days in a year (366 days in leap years), and each month is the actual number of days in the calendar of that month. The formula of interest is: interest = outstanding principal × actual calendar days of interest period × daily interest rate (daily interest rate of HK dollar and pound loan = annual rate / 365; The daily interest rate on loans in us dollars and other currencies = annual rate / 360).

Article 6 Drawdown

6.1 Party A’s drawdown must meet the following conditions:

6.1.1 Party A has opened a repayment account with Party B;

6.1.2 This contract has come into effect, and Party A has completed the administrative license, approval, registration, and other legal procedures related to the loan hereunder in accordance with the provisions of relevant laws, regulations and rules and requirements of Party B;

6.1.3 Party A has submitted relevant documents that meet the requirements of Party B;

6.1.4 All procedures agreed by both parties have been completed for the security hereunder and Party B’s mortgage and/or collateral has been established and remains valid;

6.1.5 Party A has signed the loan agreement and has not violated any of the provisions hereof;

6.1.6 At the time of drawdown, the collateral and securities made by Party A as a result of signing this contract are still true and valid;

6.1.7 At the time of drawdown, Party A’s operating and financial conditions are similar to that at the time of signing this contract, without any material adverse change;

6.1.8 For entrusted payment by the lender, relevant transaction materials and certificates proving that the loan purpose meets the conditions stipulated in the contract, and written documents authorizing Party B to disburse the loan funds to the relevant counterparties of Party A;

6.1.9 Other conditions that Party A shall meet in accordance with laws, regulations or requirements of Party B.

6.2 Party A chooses to withdraw the loan hereunder in the following manner         A          :

A. According to the loan contract;

B. A lump sum withdrawal on either a         /          day,         /          month, or         /          year;

C. Withdrawal shall be made in installments according to the following time and amount:

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

6.3 the loan disbursement and repayment under this contract shall be made in the following manner B :

A. Discretionary payment by the borrower method, that is, according to Party A’s loan disbursement application, Party B shall directly release the loan to the Loan Account opened by Party A at Party B’s place, and Party A will have the discretion to use the fund for purposes stipulated in the contract;

B. Entrusted payment by the lender method, that is, Party B shall, according to the loan application and payment entrustment of Party A, release the loan funds through the loan account opened by Party A at Party B’s place so Party A can use the funds as stipulated in the contract;

C. If the single payment amount exceeds RMB yuan or the equivalent amount in foreign currency, the entrusted payment method shall be adopted; if the single payment amount does not exceed the above standards, the borrower’s independent payment method shall be adopted;

D. other ways         /          .

During the loan disbursement and repayment period, in the event any of the following events occur, Party B shall have the right to revise the terms of the loan, including the disbursement and repayment terms, or stop the issuance of the loan:

(a) Declining credit standing;

(b) Weak profitability of main business;

(c) Failure to repay the loan as agreed in the contract;

(d) Abnormal use of loan funds.

6.4 Regardless of the payment method adopted, Party A and Party B agree that the following account will be used as the Loan Account and principal and interest repayment account under this contract, and Party A hereby irrevocably authorizes Party B to transfer the loan into the following account when the conditions mentioned in clause 6.1 have been met:

Account name: Shenzhen Yangang Mingzhu Freight Industry Co., Ltd.

Bank name: Shenzhen Pingshan Zhujiang Rural Bank

Account number: *************

6.5 After meeting the conditions stipulated in paragraph 1 of this article, Party A shall go through the withdrawal procedures with Party B in accordance with this contract and sign the loan certificates of indebtedness with Party B.

6.6 The loan made by Party B when Party A fails to meet the withdrawal conditions stipulated in paragraph 1 of this article shall not constitute a performance defect of Party B.

Article 7 Repayment

7.1 Party A agrees to repay the loan under this contract in the following manner E :

A. Repay the loan on the date of maturity in one payment;

B. Repayment in installments in the following order, time and amount:

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

        /          Day,         /          year,         /          amount (in words)         /

C. Repay principal on a         /         (monthly/quarterly) declining basis.

D. Repay principal in equal amount on a        /          (monthly/quarterly) basis.

E. Others: pay monthly interest and repay principal in stages (repay 15% of principal in 6th installments, repay the remaining principal when due)

7.2 Party A shall deposit the payable amount (interest and principal) in full into the account opened by Party B before the expiry date of the service date (Beijing time), and Party B shall have the right to deduct the amount directly from the account;

7.3 Party B shall have the right to directly deduct from the account opened by Party A at any institution affiliated to Shenzhen Pingshan Zhujiang Rural Bank Co., Ltd. If the currency of the remittance is different from that of the contract, the foreign exchange rate (selling rate) published by Party B on the day of deduction shall be adopted.

7.4 The amount paid by Party A (including the amount received by Party B under this contract) shall be repaid in the following order: expenses for realization of claims and security rights, damages, liquidated damages, compound interest, overdue interest and penalty interest, interest and principal, all of which may be revised by Party B.

7.5 Party A shall designate the account and/or the following account as the special fund collection account specified in clause 6.4 hereof, and shall promptly provide Party B with the fund inflow and outflow of such account. Party A agrees that Party B can monitor and manage the account’s inflow and outflow of funds.

Account name: Shenzhen Yangang Mingzhu Freight Industry Co., Ltd.

Bank name: Shenzhen Pingshan Zhujiang Rural Bank

Account number: ************

Article 8 Prepayment and extension

8.1 If Party A prepay the principal of loan in advance, it shall submit a written application to Party B 30 days in advance. With the consent of Party B, Party A may repay part or all of the principal in advance.

8.2 Party A may prepay the principal provided that it has paid off the amount due to Party B. If Party A prepay part of the principal, it must first settle the current amount payable. For the principal prepaid by Party A, the interest shall be calculated and collected in the following manner: interest = the amount repaid in advance × the daily interest rate of prepayment × actual days of occupancy (the previous interest settlement date to prepayment date), and the interest calculated and collected before will not be adjusted.

8.3 Written notice of prepayment shall not be revoked. If Party A fails to repay the loan on the scheduled prepayment date, Party B shall have the right to calculate and collect the penalty interest at the overdue penalty interest rate.

8.4 If Party A prepays, Party B shall have the right to charge liquidated damages for prepayment in the following manner of        C          :

A. If the loan is prepaid within         /          months after the actual disbursement, liquidated damages = the amount returned in advance ×         /          %; If the loan is prepaid after         /          months after actual disbursement, liquidated damages = the amount returned in advance ×         /          %

B. Liquidated damages = loss of interest on principal repayments from the repayment date to the due date ×         /          %

C. If the prepayment date is more than one month (including) from the contract expiration date, one month’s interest shall be charged as the prepayment penalty according to the prepayment principal; if less than one month, according to the amount of the prepayment principal, the interest shall be calculated as liquidated damages according to the actual number of days between the prepayment date and the contract expiration date.

D. Other ways:         /

8.5 If Party A fails to repay the principal and interest of the loan hereunder on schedule and needs to extend the loan, it shall submit a written application to Party B 30 days before the maturity date of the loan. If Party B approves the extension, both parties shall sign a separate extension agreement. If Party B does not agree to extend the term, Party A shall repay the principal and interest of the loan as agreed herein.

Article 9 Loan security

9.1 The modes of security under this contract is guarantee, guarantee contract shall be signed separately. If mode of maximum security is taken, the contract no. of such security is 0200073202018116 . The additional guarantee under this contract shall not be subject to this clause.

Article 10 Rights and obligations of Party A

10.1 Party A warrants to the bank that it is a company duly incorporated under its constituting law. It shall have the right to dispose of its property of the business’s operation and management, have the right to run the business related to purpose under this contract, have the right to sign and perform this contract, have the right to sign this contract with the support and approval of the relevant department, board of directors, or via the company’s shareholders meeting, and obtain all necessary approvals required;

10.2 Party A warrants that its execution and performance hereof will not violate any provisions or agreements binding on Party A and its assets, or any security agreements, other agreements signed by Party A and others and any other documents, agreements and commitments binding on Party A;

10.3 Party A warrants to use the loan for the purposes agreed herein;

10.4 Party A warrants to repay the principal and interest of the loan as agreed herein;

10.5 Party B shall, as required by Party B, cooperate with Party B in pre-loan due diligence, loan repayment management, in-loan examination and post-loan inspection, and provide the following materials in a timely manner:

10.5.1 Business license and annual inspection certificates, legal person code, proof of legal representative identification, and other necessary personal information, members of the board of directors and major person in charge, list of financials in charge, business license and tax registration certificate that pass the tax department’s annual inspection, copies of tax return’s documents as requested by Party B, loan certificate (card);

10.5.2 All bank accounts opened, account numbers, deposit and loan information;

10.5.3 Party B shall provide audited balance sheets, income statements, owner’s equity change statement, sales volume, cash flow statement, financial statements, notes and explanations as required by Party B;

10.5.4 Production and operation plans, projections, statistical statements, project budgets and final accounts;

10.5.5 All external (including any institution of Party B) security;

10.5.6 Information of all affiliated enterprises and related relationships, and related transactions that have taken place or will take place accounting for more than 10% of their net assets, as well as mutual guarantees among group customers;

10.5.7 The occurrence of litigation, arbitration, administrative punishment, debt disputes with others and the occurrence of criminal prosecution of individual management personnel;

10.5.8 The use of the loan hereunder.

10.6 Party A shall, within thirty (30) days prior to the occurrence of the following matters, give a written notice to Party B and impose Party B with the liability for paying off the debts hereunder as agreed in writing by Party B or provide Party B with a new contract which Party B agrees in writing, failing which, it shall not conduct the following activities before paying off all the debts hereunder. These matters include but are not limited to contracting, leasing, trusteeship, restructuring, debt restructuring, merger, equity restructuring,, joint venture (cooperative), reduce its registered capital, division, apply for liquidation, apply for dissolution (or revocation), application for reorganization, apply for bankruptcy or settlement, issue bonds or borrow funds from a third party such as the substantial increase in debt financing.

10.7 In the event of declaration of suspension for rectification, be declared winding up, or be declared dissolution, bankruptcy or any other change enough to endanger the safety of its normal operation or Party B’ claim. Party A should notify Party within three days of occurrence of such events, in written, at the same time take full effective measures to protect Party B’s claims.

10.8 If Party A changes its domicile, name, legal representative or other senior management personnel, it shall notify Party B in writing within seven days after the change.

10.9 Party A shall not enter into any contract with any third parties that is detrimental to Party B’s rights and interests hereunder:

10.10 If party A is a group client, Party A shall provide to Party B the group’s related information, including but not limited to the members of the group’s names, legal representatives, actual controllers, registered capital, the main business, equity structure, senior management, financial position, material assets, guarantee and significant lawsuits, etc.; Party B shall promptly report in writing to Party B the related transactions of its net assets of more than 10% (including 10%), including but not limited to the related relationships of the parties, the transaction items and nature, the transaction amount or the corresponding proportion, and the pricing policies of the transactions;

10.11 If the surety breaches any obligation or promise stipulated in the security contract, or loses the capability of security, Party A shall immediately provide a new security approved by Party B or pay off the loan hereunder in advance.

10.12 If there is any third-party guarantee used as a security, then Party A shall be the guarantor for any abnormalities, including but not limited to, was seriously ill, missing or declared missing, death or dead (suitable for guarantee human natural persons) or winding up, dissolution, liquidation, bankruptcy, reorganization and reconciliation, mediation, clean up and/or similar legal process (applicable to company as guarantee), the written notice to Party B within 7 days after the event, and provide new security as requested by Party B.

10.13 Party A warrants that it shall provide necessary documents and materials as required by Party B and that the documents and materials provided are true, accurate, lawful and effective.

10.14 Party A undertakes that the energy conservation and emission reduction of the project supported by the loan hereunder shall comply with national laws and regulations and regulations of regulatory authorities. If Party A fails to fulfill its commitment or the risk of energy consumption or pollution occurs, Party B may take the following measures: Accelerate the recovery of the loan under this contract; Announce the early maturity of the loan under this contract. When Party B takes the above-mentioned measures, Party A agrees that Party B shall exercise the relevant security rights in advance.

10.15 Party A undertakes to inform Party B in time of adverse significant events affecting Party A’s solvency.

10.16 Party A undertakes to cooperate with Party B in the relevant inspection of the loan, and regularly summarize and report the payment of the loan funds as required by Party B.

10.17 If property of Party A is used as collateral, and Party A has knowledge that the property is disposed off, they should inform Party B in a timely manner. If Party A fails to inform Party Bin a timely manner and the collateral is lost, Party B shall have the right to stop the disbursement or recover the loan in advance.

10.18 In order to strengthen the monitoring of Party A’s operating income settlement cash flow and prevent Party B’s credit risk, Party An agrees to cooperate with Party B in the monitoring of Party B’s settlement cash flow, and Party A undertakes that in the settlement quota of each bank, the proportion of Party B is not less than     /     %.

Article 11 Rights and Obligations of Party B

11.1 Party B shall have the right to request Party A to provide materials related to the loan hereunder.

11.2 Shall have the right to supervise and inspect the usage of loan under this contract, monitor Party A’s business activities, financial position, security and debt disputes, etc., have the right to request Party A on a regular basis to report usage of loan, Party B has the right to, through the analysis of the account voucher or field investigation, examine whether the loan repayment complies with the terms in the contract.

11.3 Under the premise that Party A has fully performed the obligations set forth in this contract and meets the conditions for loan disbursement, Party B shall disburse the loan to Party A in accordance with the term and amount determined by the contract signed by both parties, except for the delay caused by Party A.

11.4 Party B shall keep confidential the information and information related to its debts, finance, production and operations provided by Party A; except as otherwise provided by laws and regulations.

11.5 During the validity period of this contract, Party B shall timely release the notice of change of address when it changes the domicile.

11.6 Party B has the right to recover the loan in advance according to Party A’s inflow.

Article 12 Validity, alteration and termination of the contract

12.1 This contract shall come into force on the date of the contract signed and sealed by both parties. If the date of signature and seal by both parties is inconsistent, the contract shall come into force on the date of signature and seal by the last party;

12. 2 After this contract comes into force, neither party shall alter it without authorization. In case of any modifications, both parties shall reach a written modification agreement.

12.3 During the performance of this contract, in any of the following events, Party B shall have the right to suspend or terminate this contract, recover the principal and interest of the loan in advance, and stop the loan disbursement:

12.3.1 Party A fails to pay the loan funds as agreed herein;

12.3.2 Party A’s business and financial position deteriorates, and it may not be able to repay the debts due;

12.3.3 Party A involved in major economic litigation or arbitration or other legal disputes;

12.3.4 Where the mortgaged property corresponding to this loan is sealed up or frozen by others;

12.3.5 Serious crisis of the overall credit standing, business and financial condition of Party A’s group members, which poses a major threat to Party B’s claims;

12.3.6 Party A wind up, dissolution, suspension, has its business license revoked or cancelled;

12.3.7 Party A fails to use the loan as agreed herein or fails to pay the principal, interest and other payables in full on schedule;

12.3.8 Party A fails to pay the loan by the way as agreed herein, or ;

12.3.9 Party A provides Party B with loan materials such as balance sheet, income statement or other materials that are false or conceal important facts, or important business financial facts;

12.3.10 Party A refuses to accept Party B’s supervision and inspection of its use of the loan and related production, operation and financial activities;

12.3.11 Party A engages in speculative business or other illegal or illegal trading in securities, futures, real estate, etc. with the loan;

12.3.12 Party A use loan for generating illegal income;

12.3.13 Party A fraudulently obtains the loan;

12.3.14 Party A intends to evade or cancel Party B’s claims through related transactions;

12.3.15 Changes in Party A’s mode of operation, its own system, legal status, including but not limited to, contracting, leasing, trusteeship, asset restructuring, debt restructuring, joint stock restructuring, merger, acquisitions, transfer of property rights, joint venture, reduction of registered capital, application for suspension of business operations, application for dissolution (or revocation), application for reorganization, settlement and bankruptcy, without Party B’s written consent, and impose the liability for the settlement of the debts under this contract or provide a new contract approved by Party B;

12.3.16 The security under this contract are subject to changes that may affect Party B’s creditor’s rights, including but not limited to the damage, loss or value reduction or loss of value, or the guarantor breaches any obligation as stated in the contract and Party A fails to provide new security as required by Party B;

12.3.17 The security contract or any other security is ineffective, invalid, announced to be revoked, or the usrety has partially or completely lost the ability to secure, or stated the security will not be fulfilled, or the surety violates any obligation or promise in the contract, or violates the terms in the same contract signed with a third party, or Party A fails to provide a new security according to the terms required by Party B;

12.3.18 The representations and commitment made by Party A are not true, accurate or conceal material facts, or Party A fails to abide by its commitments hereunder;

12.3.19 Party A violates the constraint of financial indicators agreed with Party B;

12.3.20 a major cross-breach occurs to Party A;

12.3.21 Party A expressly states or indicates by its own conduct that it will not perform its obligations under this contract; Other circumstances that may cause the realization of Party B’s claims under this contract to be threatened or suffer serious losses.

12.4 If Party A violates the provisions of Section 10.18 of this contract, in addition to the right to take the measures stipulated in the preceding paragraph, Party B also has the right to raise the loan interest rate agreed in this contract from the month following the breach of the contract by         /         %.

12.5 If the number of breaches of interest and other breaches by Party A accumulates to 3 times in total, in addition to the measures stipulated in Article 12.3 of this contract, Party B shall also have the right to raise the interest rate by         /         % from the following month in which the above mentioned breach accumulated to 3 times.

Article 13 Liability for breach of contract

13.1 Due to reasons that Party A or the guarantor under this contract cannot perform the security contract, or the Party A cannot go through the procedure requested by Party B within 30 days (including statutory holidays and vacations), Party B has the right to rescind the contract and recover the loans disbursed in advance.

13.2 If Party A fails to repay the loan principal payable at the due date (including the early maturity date) according to the repayment terms stipulated in the contract. From the due date, the penalty interest rate is the interest rate agreed in this contract plus 50% . If Party A fails to pay the interest on schedule, the interest shall be calculated and compounded at the penalty interest rate agreed in this paragraph.

13.3 If Party A fails to use the loan for the purpose agreed herein, the penalty interest rate shall be the interest rate agreed herein plus 100%, and the penalty interest and compound interest shall be calculated accordingly.

13.4 If the loan is overdue or not used in accordance with the purpose agreed herein, the overdue interest, penalty interest and compound interest shall be calculated and collected on a monthly basis.

13.5 If the loan is overdue and meanwhile misused in purpose, the larger penalty interest rate shall prevail.

13.6 If the credit line obtained by Party A in Party B exceeds the credit limit that Party B can give to a single customer or group customer, or due to regulatory requirements such as regulatory requirements on the loan credit line of the government financing platform, or due to reasons that is not caused by the Party B such as the regulatory restrictions on the loan scale of Party B, the Party B cannot issue credit to Party A in accordance with this contract, Party B shall not be liable for breach of contract regarding failure of issuance of credit.

Article 14 Transfer

14.1 The Party B can transfer its rights under this contract to any third party without Party A’s consent in advance.

14.2 Without the written consent of Party B, Party A cannot transfer its rights or obligation under this contract to any third party.

Article 15 Notarial provisions

Party An and Party B agree and confirm that if this contract is notarized by the notary authority as a creditor’s right document with enforcement effect, if Party A fails to pay off the principal and interest and other expenses payable to Party B on time, or if Party A is in breach of contract, Party B has the right to directly apply to the people’s court with jurisdiction for enforcement in accordance with this contract, and Party A agrees to accept the enforcement unconditionally and waive the right of defense. If there is a conflict between the enforcement notarization stipulated in this clause and the dispute resolution stipulated in this contract, the agreement in this clause shall prevail.

Article 16 Dispute resolution

All disputes arising out of this contract between Party A and Party B shall be settled through negotiation. If no agreement can be reached through negotiation, either party may settle the disputes with the following method of         A         :

A. bring a lawsuit to the competent people’s court in the place where Party B is located;

B. Submit the case to the         /          arbitration commission for arbitration.

Article 17 Notification and service.

17.1 Any notice, letter, etc. sent by either party to the other party under this contract shall be sent to the address and contact person on the front page of the contract. If a party changes its name, address, contact person and contact number, it shall notify the other party in writing within 5 days after the change, and the service before the other party actually receives the notice of change shall still be a valid service. If the change is not notified in the agreed manner, the original agreed parties, service address and contact person, and contact number shall still be valid.

17.2 Notices, letters and other written materials sent by either party to the other party shall be deemed to have been served on the 3rd day after posting. If the delivery date is a non-working day, it will be deemed to be delivered on the next working day.

17.3 The address and contact person agreed in this contract are also the working contacts between the two parties, the business documents and the address for the service of legal documents of the people’s court or arbitration institution at the time of dispute settlement, if all kinds of litigation materials issued by the people’s court or arbitration institution (including indictment, evidentiary materials, court summons, notices, judicial documents, etc.) are served at the above-mentioned address of any party to the contract, it shall be deemed to be effectively served. The above address for service shall continue to apply to the period of performance of the main contract, the period of first instance, second instance, retrial and enforcement of the people’s court, as well as the period of arbitral award and enforcement.

17.4 When the parties to the contract or the people’s court or arbitration institution mail or send the relevant documents to the other party at the above address for the performance, modification, termination and dispute settlement of the contract, in the event of unsuccessful service (including, but not limited to, unsigned receipt, unknown address, relocation of address, long-term failure to withdraw, etc.), the date of return of the document shall be regarded as the date of service; When a document is served directly at the above-mentioned mailing address, if the service fails (including, but not limited to, unsigned receipt, unknown address, address relocation, rejection, etc.), the date on which the service is noted by the server on the return of service or on the date of retention or posting of the instrument shall be deemed to be the date of service.

17.5 The parties confirm that the number, name and address for service of the contract are filled in by this party and clearly know that when the parties or the people’s court or arbitration institution serves the documents at the above-mentioned address, even if the service fails, it will have the legal consequences of presumptive service.

17.6 The terms of service of the contract and the dispute resolution clause are independent clauses and are not affected by the effectiveness of the contract as a whole or other provisions.

Article 18 Supplementary provisions

18.1 If Party A and Party B have signed the Comprehensive Credit Extension Contract no. 0200001202000247, then this contract is the specific business contract under the Comprehensive Credit Extension Contract.

18.2 Party A shall bear all expenses related to registration, insurance, notarization, appraisal, evaluation and transportation under this contract and its guarantee contract. If it is paid by Party B, Party B shall have the right to deduct it directly from Party A’s account;

18.3 The term “quarter” stated in this contract refer to consecutive three months rather than a natural season;

18.4 If the contents of this loan contract are inconsistent with the receipt of loan, the receipt of loan shall prevail;

18.5 This contract is made in duplicate, with one held by Party A and one held by Party B, and the legal effect thereof shall be the same.

Article 19 Other provisions

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Party A (seal)

Shenzhen Yangang Mingzhu Freight Industry Co., Ltd. [Corporate Seal Affixed Here]

Signature of Party A’s legal representative (or authorized representative):

/s/ Jinlong Yang

Date of signing: April 27, 2010

Party B (seal):

Shenzhen Pingshan Zhujiang Rural Bank [Corporate Seal Affixed Here]

Signature of Party B’s legal representative (or authorized representative):

/s/ Bin Wu

Date of signing: April 27, 2010

Place of signing: Shenzhen